UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2009

TYCO ELECTRONICS LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda (Jurisdiction of Incorporation)	98-0518048 (IRS Employer Identification Number)

001-33260

(Commission File Number)

Second Floor, 96 Pitts Bay Road

Pembroke, HM 08, Bermuda

(Address of Principal Executive Offices, including Zip Code)

441-294-0607

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On April 21, 2009, Tyco Electronics Ltd. (the “Company”) announced that it has scheduled its 2009 annual general meeting of shareholders (the “Annual Meeting”) to be held on June 22, 2009 at 2:00 p.m., Atlantic Time (1:00 p.m., Eastern Time).  In addition, the Company has scheduled a special general meeting of shareholders (the “Special Meeting”) to be held on June 22, 2009 at 2:30 p.m., Atlantic Time (1:30 p.m., Eastern Time), or as soon as practicable thereafter following the Annual Meeting.  Both the Annual Meeting and the Special Meeting will be held at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke, Bermuda.

The Annual Meeting is being held more than 30 days after the anniversary of the Company’s prior annual meeting of shareholders for fiscal 2008 held on March 10, 2008.  As a result of this change in the timing of the Company’s annual meeting date, certain notice deadlines provided in the Company’s proxy statement dated January 25, 2008 under the heading “Tyco Electronics 2009 Annual General Meeting of Shareholders” have changed.

The Company’s Bye-laws contain an advance notice of shareholder business and nominations requirement (Sections 29 and 30 of the Bye-laws), which generally prescribes the procedures that a shareholder of the Company must follow if the shareholder intends (i) to nominate a person for election to the Company’s Board of Directors at an annual or special meeting of shareholders called for the purpose of electing directors, or (ii) to propose other business to be considered by shareholders at an annual or special meeting of shareholders. These procedures include, among other things, that the shareholder give timely notice to the Secretary of the Company of the nomination or other proposed business, that the notice contain specified information, and that the shareholder comply with certain other requirements. In accordance with the Bye-laws relating to either (a) a change in Annual Meeting date by more than 30 calendar days from the date contemplated at the time of the 2008 annual meeting proxy statement, or (b) a special meeting, notice by the shareholder must be received by the Secretary at the registered office of the Company by the date which is 10 calendar days after the date of announcement or other notification to shareholders of the dates of the Annual Meeting and Special Meeting.  Accordingly, if a shareholder of the Company intends, (i) to nominate a person for election to the Company’s Board of Directors at the Annual Meeting, or (ii) to propose other business at the Annual Meeting or the Special Meeting, the shareholder must deliver a notice of such nomination or proposal to the Company’s Secretary not later than 5:00 p.m., Atlantic Time (4:00 p.m., Eastern Time) on Friday, May 1, 2009, and comply with the requirements of the Bye-laws.

Notices should be addressed in writing to: Harold G. Barksdale, Secretary, Tyco Electronics Ltd., 96 Pitts Bay Road, Second Floor, Pembroke HM 08 Bermuda.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO ELECTRONICS LTD. (Registrant)

	By:	/s/ Harold G. Barksdale
Harold G. Barksdale Corporate Secretary

Date: April 21, 2009